CL King & Associates 2004 Best Ideas Conference September 21, 2004

Forward-Looking Statements Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the effect of price and product competition in the party goods industry in general and in our specific market areas; our ability to anticipate customer demand for products and to design and develop products that will appeal to our customers; our ability to open new stores successfully and/or to identify, execute and integrate acquisitions and to realize synergies; the availability and terms of capital to fund capital improvements, acquisitions and ongoing operations; our ability to manage successfully our franchise program; our ability to improve our fundamental business processes and reduce costs throughout our organization; our ability to attract and retain qualified personnel; changes in costs of goods and services; and economic conditions in general. Please see our filings with the Securities and Exchange Commission for a more complete analysis of these and other risks and uncertainties. You are cautioned not to place undue reliance on such forward- looking statements, which are made as of the date of this presentation, and we have no obligation or intention to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Nancy Pedot, Chief Executive Officer Party City's Strengths Party City - Past, Present and Future Strategic Initiatives - Product, Brand Revitalization and People Rick Griner, Chief Operating Officer Strategic Initiatives - Business Processes Supply Chain Initiative Nancy Pedot, Chief Executive Officer Executing on Our Strategy

Strengths and Strategic Initiatives Nancy Pedot Chief Executive Officer

Party City's Strengths Largest retailer of party supplies in the U.S. Potential to become the source of products, services and ideas for every occasion. Concept has broad appeal to every socio-economic group. Experienced management team. Strong cash flow and balance sheet to enable growth. Strategic focus on enhancing shareholder value through product, brand revitalization, people and business process initiatives.

Party City: Past Category killer. Discount party store. Self-service environment. In-stock on every item until last day of season. Infrastructure designed to support original franchise model.

Party City: Present Over 500 company-owned and franchise locations. Total chain-wide revenues in excess of $1 billion in FY 2004. Leading share of U.S. party supply retail market. Company Owned - 249 stores Franchisee Owned - 257 stores STORE LOCATIONS (as of July 3, 2004):

Party City: Future The source of products, services and ideas for every occasion. Fresh, exclusive product and coordinated assortments. Clear, consistent pricing strategy. Improved shopping experience through stronger merchandise presentation, improved store format. Customer service provided by "party pro's". New supply chain and information systems improve profitability, while freeing store associates to focus on selling and merchandising.

Strategic Initiatives Product. Brand Revitalization. People. Business Processes.

Party Supplies Retail Market Broad appeal to every socio-economic group. Market size difficult to estimate. Wide distribution of product. Concentrated vendor base. Competition tends to be based on... Price Shopping experience

Product Initiatives Exclusive designs to differentiate Party City from competition. Coordinated assortments. Merchandising and assortments designed to drive multiple sales and create ideas and inspiration for parties. for parties. for parties. for parties. for parties. for parties. for parties. for parties. for parties.

Halloween 2004 at Party City More categories and choices: Costumes Halloween Party Haunt Your House Promote "Halloween Weekend" celebrations Innovative advertising and promotion

Halloween 2004 at Party City

Halloween 2004 at Party City

Halloween 2004 at Party City

Halloween 2004 at Party City

Brand Revitalization Initiatives Signage and in-store graphics. New packaging. Advertising and promotion. Marketing study. Existing store re-set. New store prototype. Customer service training.

Brand Revitalization - In-Store Graphics Window displays and in-store graphics highlight products and ideas; encourage customers to imagine the perfect party.

Brand Revitalization - Packaging Consistent, graphically "clean" packaging showcases product, helps customers coordinate items.

Brand Revitalization - Packaging

Brand Revitalization - Packaging

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Brand Revitalization - Advertising Advertising and promotions spark ideas, inspire customers to create occasions.

Brand Revitalization - Advertising

Brand Revitalization - Advertising

People Initiatives Requirement Resource Upgraded supply chain, information systems Exclusive product, coordinated assortments Brand revitalization Chief Operating Officer Logistics Team Chief Merchant Planning & Allocation Team Creative Director Director of Marketing

Business Process Initiatives Rick Griner Chief Operating Officer

Business Process Initiatives Information systems. Supply chain initiative. Real estate study. Product procurement opportunity.

Supply Chain Program Components Transportation Warehousing Product Fulfillment Store Operations Benefits Support ability to introduce new, exclusive products in a timely, efficient manner. Reduce costs of labor, inventory carrying, transportation, store operations, accounts payable process. Redeploy store personnel from administrative tasks to focus on customer service, merchandising, and selling.

Supply Chain Strategy Key Strategic Goal Supply Chain Requirements Increase retail sales per store Support new concepts/expanded assortments Increase delivery efficiency Improve execution of seasonal transitions Enable regional marketing and market-level differentiation

Supply Chain Strategy Key Strategic Goal Supply Chain Requirements Improve margin Leverage distribution assets/capabilities Increase distribution effectiveness and efficiency Reduce manual processes/improve productivity Improve vendor compliance Enable imports program

Supply Chain Strategy Key Strategic Goal Supply Chain Requirements Simplify store operations Improve overall product flow Reduce/eliminate top-stock and congestion/clutter Improve store ability to rapidly execute seasonal transitions

Supply Chain Strategy Key Strategic Goal Supply Chain Requirements Accelerate and diversify North American growth Support expansion into new and under-served trade areas Support new store formats (e.g. urban)

Supply Chain Strategy Key Strategic Goal Supply Chain Requirements Improve store service levels Improve in-stocks Increase inventory effectiveness Reduce cycle time (vendor to store shelf) Streamline store receiving process Delivery reliability Increase ease of receiving

Evolving DC Network RDC - additional if Franchisees participate Full Service (FDC) Imports, Break Pack, Individual Regional DC (RDC) Imports & Break pack Long Beach Dallas S. Florida Virginia Chicago

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Delivery Cost/Carton by Mode Over 80%(1) of current vendor shipments to stores are by parcel carrier, which on average costs ten times as much as multi-stop truckload delivery 250 500 750 1000 Parcel 4 4.75 5.15 6 LTL - 2000lbs 1.02 1.41 1.76 2.05 TL with (3) Stops 0.34 0.54 0.67 0.71 Notes: (1) Represents an average of 26 parcel deliveries per store per week. Based on analysis of 16 weeks of receiving logs across a cross-section of stores (varying volumes) and months (peak vs. average)

Supply Chain Strategic Plan Summer 2004 - Single SKU, Full Case 2005 - Initial Equipment Installation Storage racking, etc. Conveyance & Lift Trucks Implement additional RDCs as required Spring 2006 - Break Pack Implementation Summer 2006 - Full DC Capabilities

Estimated Costs Per Case (All) FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 FY 09 Current 8.29 8.29 7.75 6.5 5.75 4.9 4.35 Bunzl FY 05 FY 08 FY 09 FY 06 FY 07 FY 04 DSD Shipments Central Distribution Transition % Current 80% 70% 55% 52%

Financial Perspective and Strategy Execution Nancy Pedot Chief Executive Officer

Financial Team Leadership Gregg Melnick, Senior VP and Chief Financial Officer Dow Jones & Company - VP of Business Unit Finance and Treasury Susan Dell Inc. - Chief Financial Officer Liz Claiborne, Inc. - VP and Group Finance Director, Emerging Business Arthur Andersen - Audit Practice

Key Operating & Financial Data FY 2004 (53 wks.)* Total chain-wide sales $1,020.6 Net sales from Company-owned stores $ 496.1 Company-owned stores: Increase in same store sales 0.6% Retail gross margin 33.0% Store profit contribution 10.2% Operating income $ 23.8 EPS (diluted) $ 0.71 Cash flow from operations $ 51.6 Capital expenditures $ 13.5 Debt (as of July 3, 2004) $ -- Stores: Company-owned (24 states) 249 Franchise (26 states and Puerto Rico) 257 * $ in millions except per share data

FY 2005 Perspective Same store sales: Low single digits for 1st half FY 2005. Mid-single digits for 2nd half FY 2005. Gross margin: 100 basis point increase during FY 2005. Capital expenditures: Approximately $20 million, net of landlord's tenant improvements

Initiatives Will Drive Profitable Growth Strategic Initiative Benefit New and exclusive product, better assortment, brand revitalization Re-set existing stores, add new prototype stores Systems and supply chain initiatives Differentiation, higher average sale, same-store growth Enhanced shopping experience, same-store growth Significant productivity and cost improvement; enable selling culture

Party City's Strengths Largest retailer of party supplies in the U.S. Potential to become the source of products, services and ideas for every occasion. Concept has broad appeal to every socio-economic group. Experienced management team. Strong cash flow and balance sheet to enable growth. Strategic focus on enhancing shareholder value through product, brand revitalization, people and business process initiatives.